EXTENSION OF MATURITY DATE OF CONVERTIBLE DEBENTURE

This Extension of Maturity Date of Convertible Debenture ("Extension") is by and between the individual or entity named on the executed counterpart of the signature page hereto (such signatory is referred to as "Holder") and OmniComm Systems, Inc., a Delaware corporation ("Maker") and is entered into as of the day the Holder executes a copy of this Extension.

WHEREAS, Maker has delivered to Holder that certain 10% Convertible Debenture Series 08-03 of the Maker ("Convertible Debenture") dated August 29, 2008 in the aggregate to the Holder in the principal of $1,770,000.

WHEREAS, the Maturity Date of the Convertible Debentures, as that term is defined in the Convertible Debenture, is August 29, 2013, and all principal due thereunder remains unpaid as of the date hereof.

WHEREAS, the parties have agreed to extend the Maturity Date.

WHEREAS, Holder has all requisite power, authority, and capacity to enter into this Extension and to extend the Maturity Date of the Convertible Debenture.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, Holder and the Maker hereby agree as follows:

1. **Recitals.** The foregoing recitals are true and correct.
2. **Extension of Maturity Date.** The Maturity Date is hereby extended to January 01, 2016.
3. **No Other Changes.** Except as specifically set forth herein, all other terms and conditions of the Convertible Debenture remain in full force and effect.
4. **Warrants Extension.** Maker hereby agrees to extend the expiration date on the Warrants issued in connection with the Convertible Debenture on August 29, 2008, which were originally scheduled to expire on August 29, 2013. The new expiration date is January 01, 2016.

IN WITNESS WHEREOF, this Extension of Maturity Date of Convertible Debenture is executed as of the day and date the Holder executes a copy of this Extension.

OmniComm Systems, Inc.

By: ______________________
Thomas E. Vickers
Chief Financial Officer

[HOLDERS SIGNATURE PAGE FOLLOWS]

[EXTENSION OF MATURITY DATE OF CONVERTIBLE DEBENTURE SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned represents that it has caused this extension of Maturity Date of Convertible Debenture and Warrants to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date written below.

HOLDER:

Cornelis F. Wit
Printed Name of Holder

By: ______________________
(Signature of Holder or Authorized Person)

____
Printed Name and Title if Authorized Person

22-Feb-2013
Date